UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2026

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Fifth Avenue, 4th Floor New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (646) 982-0353
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Compass, Inc. (the “Company” or "Compass") announced an update to its financial guidance for the fourth quarter of 2025, previously provided on November 4, 2025. The previously announced guidance ranges for the fourth quarter of 2025 was revenue of $1.59 billion to $1.69 billion and Adjusted EBITDA of $35 million to $49 million. The Company now expects revenue to be at the high end of the previously announced range and expects Adjusted EBITDA to be at or slightly above the high end of the previously announced range.

Additionally, the Company added over 800 principal agents in the fourth quarter of 2025.

This Current Report on Form 8-K includes statements related to the Company's preliminary financial results for the quarter ended December 31, 2025. As of the date of this Form 8-K, the Company has not yet completed its financial closing procedures for the quarter and year ended December 31, 2025 and the Company’s audited consolidated financial statements for the year ended December 31, 2025 are not yet available. Any statements related to the preliminary financial information included herein may materially differ from the actual results that will be reflected in the Company’s audited consolidated financial statements and should not be considered a substitute for the financial information the Company will file with the SEC in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The information furnished with this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

HSR Clearance for the Merger with Anywhere

As previously disclosed, on September 22, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Anywhere Real Estate Inc. (“Anywhere”) and Velocity Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the terms of the Merger Agreement and subject to its terms and conditions, Merger Sub will merge with and into Anywhere (the “Merger”), with Anywhere surviving the Merger as a wholly-owned subsidiary of the Company.

The consummation of the Merger (the “Closing”) is subject to certain customary conditions, including the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The HSR Act waiting period expired on January 2, 2026 at 11:59 p.m. Eastern Time.

The Closing remains subject to the satisfaction or waiver of certain other closing conditions, including the approval by the Company’s stockholders of certain share issuances in connection with the Merger and the adoption of the Merger Agreement by Anywhere’s stockholders. As previously announced, the Company's special meeting of stockholders will be held virtually on January 7, 2026, at 1:00 p.m., Eastern Time, and the Anywhere's special meeting of stockholders will be held virtually on January 7, 2026, at 9:00 a.m., Eastern Time. Subject to satisfaction of such customary closing conditions, including receipt of stockholder approvals, completion of the Merger is expected to occur shortly after all closing conditions are satisfied.

Convertible Senior Notes Offering

On January 7, 2026, the Company issued a press release announcing its intention to offer (the “Offering”), subject to market and other conditions, $750.0 million in aggregate principal amount of convertible senior notes due 2031 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also intends to grant the initial purchasers of the Notes an option to purchase up to an additional $112.5 million aggregate principal amount of the Notes within a 13-day period beginning on, and including, the date on which the Notes are initially issued.

The Notes will be the Company’s senior unsecured obligations and will be jointly and severally guaranteed on a senior unsecured basis by each of the Company’s subsidiaries that guarantees the Company’s existing revolving credit facility.

The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes, which will include (i) to the extent that the Merger with Anywhere is completed, the repayment of certain existing indebtedness of Anywhere and its subsidiaries at closing of the Merger, including borrowings under Anywhere’s revolving credit facility and payment of fees, costs and expenses related to the Merger and (ii) the funding of the net cost of entering into the capped call transactions described below.

In connection with the Merger, on September 22, 2025, the Company previously entered into a bridge financing commitment letter and related fee letter with Morgan Stanley Senior Funding, Inc. (“MSSF”), as further amended and restated on November 17, 2025, pursuant to which MSSF and each other additional commitment party appointed thereunder has committed to provide the Company with bridge financing in an aggregate principal amount of up to $750.0 million in the form of a 364-day senior secured bridge loan facility (the “bridge financing”), subject to customary conditions, mandatory commitment reductions and entry into definitive financing and ancillary documentation. The Company intends to terminate all remaining commitments under the bridge financing promptly following completion of the Offering.

In connection with the pricing of the Notes and upon any exercise of the option by the initial purchasers to purchase additional Notes, the Company expects to enter into privately negotiated capped call transactions with one or more dealers, which may include certain initial purchasers or their respective affiliates and/or other financial institutions.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Supplemental Information

The Company is hereby filing certain unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024 regarding the Merger and related financing transactions as Exhibit 99.2 hereto, which is incorporated herein by reference.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between Anywhere and Compass, Anywhere and Compass filed certain materials with the SEC, including a registration statement on Form S-4 filed by Compass on November 14, 2025 (the “Registration Statement”) including a joint proxy statement of Compass and Anywhere that also constitutes a prospectus of Compass (the “Joint Proxy Statement/Prospectus”). The definitive Joint Proxy Statement/Prospectus were mailed to stockholders of Anywhere and stockholders of Compass seeking their approval of the proposed transaction and other related matters. Each of Anywhere and Compass may also file other relevant documents with the SEC regarding the proposed transaction. This Current Report on Form 8-K is not a substitute for the Registration Statement, Joint Proxy Statement/Prospectus or any other document that Anywhere or Compass (as applicable) have filed or may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF COMPASS AND ANYWHERE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings containing important information about Anywhere or Compass, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by Anywhere are available free of charge on Anywhere’s internet website at https://ir.anywhere.re/financials/sec-filings/default.aspx or by contacting Anywhere’s investor relations contact at investor.relations@anywhere.re. Copies of the documents filed with the SEC by Compass are available free of charge on Compass’ internet website at https://investors.compass.com/financials/sec-filings/default.aspx or by contacting Compass’ investor relations contact at investorrelations@compass.com. The information included on, or accessible through, Anywhere’s website or Compass’ website is not incorporated by reference into this Current Report on Form 8-K.

Participants in the Solicitation

Anywhere, Compass, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Anywhere is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 24, 2025 (the “Anywhere Annual Meeting Proxy Statement”) and in its Form 8-K, which was filed with the SEC on May 7, 2025. Please refer to the sections captioned “Compensation of Independent Directors,” “Independent Director Stock Ownership Guidelines” and “Executive Compensation” in the Anywhere Annual Meeting Proxy Statement and “Anywhere Beneficial Ownership Table” in the Joint Proxy Statement/Prospectus. To the extent holdings of such participants in Anywhere’s securities have changed since the amounts described in the Anywhere Annual Meeting Proxy Statement and the Joint Proxy Statement/Prospectus, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001398987&owner=only. Information about the directors and executive officers of Compass is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 4, 2025 (the “Compass Annual Meeting Proxy Statement”) and in its Form 8-Ks, which were filed with the SEC on May 29, 2025, July 30, 2025 and September 9, 2025. Please refer to the sections captioned “Compensation Tables” in the Compass Annual Meeting Proxy Statement and “Compass Beneficial Ownership Table” in the Joint Proxy Statement/Prospectus. To the extent holdings of such participants in Compass’ securities have changed since the amounts described in the Compass Annual Meeting Proxy Statement and the Joint Proxy Statement/Prospectus, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001563190&owner=only. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the Registration Statement, the Joint Proxy Statement/Prospectus and the other relevant materials filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains or incorporates by reference herein “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements include, but are not limited to, statements related to the expected results of operations of the Company, including the Company's expected revenue and Adjusted EBITDA for the fourth quarter of 2025, the expected timeline of the Merger, the ability to satisfy all closing conditions related to the Merger and the consummation of the Offering. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the Merger and the anticipated benefits thereof. Where, in any forward-looking statement, Anywhere or Compass express an expectation or belief as to future results or events, it is based on Anywhere and/or Compass’ current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Anywhere nor Compass can give any assurance that any such expectation or belief will result or will be achieved or accomplished. Important risk factors that may cause such a difference include, but are not limited to: Compass’ and Anywhere’s ability to consummate the proposed Merger on the expected timeline or at all; Compass’ or Anywhere’s ability to obtain approval of the stockholders; the risk that a condition of closing of the proposed Merger may not be satisfied or that the closing of the proposed Merger might otherwise not occur; the ability to complete the Merger with Anywhere on the expected timeline or at all or the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring Anywhere or Compass to pay a termination fee; the ability to complete the offering of the Notes; expectations regarding the effect of the capped call transactions and regarding actions of the counterparties and/or their respective affiliates, and general market conditions which might affect the offering of the Notes. Other risk factors detailed from time to time in Anywhere’s and Compass’ reports filed with the SEC, including Anywhere’s and Compass’ annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that were filed or will be filed with the SEC in connection with the proposed transactions.

Certain of these risks, as well as other risks associated with the proposed transactions, are more fully discussed in the Joint Proxy Statement/Prospectus (as defined below) that is included in the Registration Statement (as defined below) filed with the SEC in connection with the proposed transactions. While the list of factors presented here is, and the list of factors presented in the Registration Statement is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes. Neither Anywhere nor Compass assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this Current Report on Form 8-K nor the continued availability of this Current Report on Form 8-K in archive form on Anywhere’s or Compass’ website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Compass, Inc., dated January 7, 2026.

99.2	Unaudited pro forma condensed combined financial information of Compass, Inc. as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: January 7, 2026	By:	/s/ Scott Wahlers
Scott Wahlers
Chief Financial Officer